EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Shineco, Inc. (the "Company") for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yuying Zhang, Chief Executive Officer, and Dan Liu, Chief Financial Officer of the Company, certify that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yuying Zhang
Yuying Zhang
Director, President and Chief Executive Officer

July 18, 2007

/s/ Dan Liu
Dan Liu
Chief Financial Officer

July 18, 2007

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.